                                                                    EXHIBIT 99.1

CONTACTS:

(MEDIA):    TONY LENTINI   (713/296-6227)
            BILL MINTZ     (713/296-7276)
(INVESTOR): ROBERT DYE     (713/296-6662)

(WEB SITE): www.apachecorp.com

                                           FOR RELEASE AT 7:30 A.M. CENTRAL TIME

            APACHE REPORTS RECORD EARNINGS OF $1.73 PER SHARE IN 1999

41 PERCENT HIGHER PRODUCTION, STRONG PRICES FUEL FOURTH-QUARTER EARNINGS OF 81 CENTS PER SHARE

     Houston (Feb. 3, 2000) - Apache Corporation (NYSE: APA) today reported that higher oil and natural gas production and strong prices during 1999 contributed to record net income of $1.73 per share, or $186.4 million, compared with a net loss of $1.34 per share, or $131.4 million, in the prior year.

     Cash from operations surged 74 percent, rising to $727.6 million, or $6.74 per share, compared to $419.2 million, or $4.28 per share, in 1998. Revenues increased 49 percent to $1.3 billion in 1999, from $875.7 million a year earlier.

     In the fourth quarter of 1999, net income was a record 81 cents per share, or $92.5 million, compared to a net loss of $1.64 per share, or $160.6 million, in the prior-year period. The fourth-quarter 1998 results included an after-tax, non-cash charge of $158.1 million that reflected the impact of lower oil and gas prices on the book value of Apache's oil and gas reserves in the United States.

     Fourth-quarter cash from operations nearly tripled, climbing to $266.6 million from $92.7 million in the comparable 1998 period. Revenues increased 125 percent to $445.8 million, from $198 million in 1998.

                                     -more-

APACHE FOURTH QUARTER EARNINGS - ADD1

     In the fourth quarter, oil production rose 60 percent to 108,600 barrels of oil per day and gas production increased 27 percent to 731 million cubic feet
(MMcf) per day. Natural gas liquids (NGL) production in the fourth quarter increased 44 percent to 5,300 barrels per day. Apache received $22.99 per barrel of oil in the fourth quarter, up from $10.88 in the prior year period, and $2.42 per thousand cubic feet (Mcf) of gas, up from $1.84 in the fourth quarter of 1998. NGL prices rose 47 percent to $11.16 per barrel.

     Apache achieved several operational and financial milestones in 1999.

     Production rose for the 22nd consecutive year, with oil volumes increasing 25 percent to an average of 91,000 barrels per day. Natural gas production averaged 656 MMcf per day, an increase of 11 percent. NGL production rose 37 percent to 3,900 barrels per day.

     Reserves reached a new high for the 12th consecutive year, up 32 percent to 807 million barrels of oil equivalent. Apache added 310 million barrels of oil equivalent through acquisitions, drilling and revisions at a worldwide finding cost of $5.80 per barrel.

     Apache replaced 416 percent of its production in 1999. Proved oil reserves increased 65 percent to 415 million barrels and gas reserves increased 8 percent to 2.4 trillion cubic feet. The company's estimated reserve life increased to
10.8 years from 9.6 years at the end of 1998.

     Although Apache spent $1.8 billion on acquisitions and exploration and development activities, its debt as a percentage of total capitalization fell to
41.4 percent at the end of 1999, from 43 percent at the end of 1998.

     "Apache's goal of building a company that can grow over full-cycle economics is paying off," said Raymond Plank, chairman and chief executive officer. "With oil prices at 10-year highs, we are reaping the benefits of our strategy of growing through acquisitions in North America and through exploration drilling in parts of Canada and our international core areas."

                                     -more-

APACHE FOURTH QUARTER EARNINGS - ADD 2

     "We are pleased with our progress in 1999," said G. Steven Farris, president and chief operating officer, "and, with a full-year benefit of the acquisitions we made last year, plus a very active exploration program planned for Canada, Egypt, Australia and Poland, we are off to a fast start in 2000."

     Apache Corporation is a large oil and gas independent with operations in North America, Egypt, Western Australia, Poland and People's Republic of China. Its common shares are traded on the New York and Chicago stock exchanges.

                                      -end-

                               APACHE CORPORATION
                              FINANCIAL INFORMATION
                      (In thousands, except per share data)


                                                               FOR THE QUARTER                    FOR THE YEAR
                                                              ENDED DECEMBER 31,                ENDED DECEMBER 31,
                                                       -----------------------------      -----------------------------
                                                           1999             1998              1999             1998
                                                       ------------     ------------      ------------     ------------
FINANCIAL DATA:

Revenues                                               $    445,763     $    197,959      $  1,300,505     $    875,715
                                                       ============     ============      ============     ============

Income (Loss) Attributable to Common Stock             $     92,531     $   (160,600)     $    186,406     $   (131,391)
                                                       ============     ============      ============     ============

Basic Net Income (Loss) Per Common Share               $        .81     $      (1.64)     $       1.73     $      (1.34)
                                                       ============     ============      ============     ============

Diluted Net Income (Loss) Per Common Share             $        .80     $      (1.64)     $       1.72     $      (1.34)
                                                       ============     ============      ============     ============

Weighted Average Common Shares                              114,055           97,765           107,936           98,066
                                                       ============     ============      ============     ============

PRODUCTION AND PRICING DATA:

NATURAL GAS VOLUME - MCF PER DAY
   United States                                            504,276          397,969           461,444          432,059
   Canada                                                    98,831          120,021            99,791          105,871
   Australia                                                 89,381           55,477            76,220           50,624
   Egypt                                                     38,943            3,242            15,916            1,554
   Ivory Coast                                                   --               --             2,749               --
                                                       ------------     ------------      ------------     ------------
     Total                                                  731,431          576,709           656,120          590,108
                                                       ============     ============      ============     ============

AVERAGE NATURAL GAS PRICE PER MCF
   United States                                       $       2.57     $       1.99      $       2.31     $       2.11
   Canada                                                      2.02             1.53              1.73             1.36
   Australia                                                   1.52             1.48              1.51             1.51
   Egypt                                                       3.67             2.03              3.45             1.91
   Ivory Coast                                                   --               --              1.72               --
     Total                                                     2.42             1.84              2.16             1.92

OIL VOLUME - BARRELS PER DAY
   United States                                             54,294           30,319            45,556           34,067
   Canada                                                     5,851            2,160             3,053            2,090
   Australia                                                 12,760           10,261            10,624            8,838
   Egypt                                                     35,717           25,271            31,751           27,911
   Ivory Coast                                                   --               --                37               --
                                                       ------------     ------------      ------------     ------------
     Total                                                  108,622           68,011            91,021           72,906
                                                       ============     ============      ============     ============

AVERAGE OIL PRICE PER BARREL
   United States                                       $      21.77     $      10.87      $      17.94     $      12.63
   Canada                                                     24.03            10.94             19.35            12.55
   Australia                                                  24.60            11.42             19.70            13.07
   Egypt                                                      24.10            10.66             18.63            12.57
   Ivory Coast                                                   --               --             15.68               --
     Total                                                    22.99            10.88             18.43            12.66

NGL VOLUME - BARRELS PER DAY
   United States                                              4,558            3,025             3,308            2,267
   Canada                                                       704              625               630              616
                                                       ------------     ------------      ------------     ------------
     Total                                                    5,262            3,650             3,938            2,883
                                                       ============     ============      ============     ============

NGL PRICE PER BARREL
   United States                                       $      10.98     $       7.99      $       9.37     $       8.38
   Canada                                                     12.31             5.73              9.64             6.32
     Total                                                    11.16             7.60              9.42             7.94

                               APACHE CORPORATION
                              FINANCIAL INFORMATION
                      (In thousands, except per share data)


                                                               FOR THE QUARTER                     FOR THE YEAR
                                                              ENDED DECEMBER 31,                  ENDED DECEMBER 31,
                                                       ------------------------------      ------------------------------
                                                           1999              1998              1999              1998
                                                       ------------      ------------      ------------      ------------
REVENUES:
Oil and gas production revenues                        $    398,324      $    168,432      $  1,142,336      $    759,038
Gathering, processing and marketing revenues                 50,106            28,523           155,562           117,395
Other revenues                                               (2,667)            1,004             2,607              (718)
                                                       ------------      ------------      ------------      ------------
  Total revenues                                            445,763           197,959         1,300,505           875,715
                                                       ------------      ------------      ------------      ------------

OPERATING EXPENSES:
Depreciation, depletion and amortization:
   Recurring                                                129,834            92,203           442,844           382,807
   Additional                                                    --           243,178                --           243,178
Lease operating costs                                        54,440            46,390           191,161           182,912
Severance and other taxes                                    10,350             6,653            32,400            28,642
Gathering, processing and marketing costs                    49,741            27,881           153,367           114,471
Administrative, selling and other                            16,209             6,705            53,894            40,731
                                                       ------------      ------------      ------------      ------------
  Total operating expenses                                  260,574           423,010           873,666           992,741
                                                       ------------      ------------      ------------      ------------

OPERATING INCOME                                            185,189          (225,051)          426,839          (117,026)

FINANCING COSTS:
Interest expense                                             35,400            29,205           132,986           119,703
Amortization of deferred loan costs                           1,538             1,081             4,854             4,496
Capitalized interest                                        (13,568)          (13,008)          (53,231)          (49,279)
Interest income                                                (947)             (823)           (2,343)           (4,383)
                                                       ------------      ------------      ------------      ------------
  Net financing costs                                        22,423            16,455            82,266            70,537
                                                       ------------      ------------      ------------      ------------

INCOME (LOSS) BEFORE INCOME TAXES                           162,766          (241,506)          344,573          (187,563)

Provision (benefit) for income taxes                         65,289           (82,326)          143,718           (58,176)
                                                       ------------      ------------      ------------      ------------

NET INCOME (LOSS)                                            97,477          (159,180)          200,855          (129,387)

Preferred stock dividends                                     4,946             1,420            14,449             2,004
                                                       ------------      ------------      ------------      ------------

INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCK             $     92,531      $   (160,600)     $    186,406      $   (131,391)
                                                       ============      ============      ============      ============

BASIC NET INCOME (LOSS) PER COMMON SHARE               $        .81      $      (1.64)     $       1.73      $      (1.34)
                                                       ============      ============      ============      ============

WEIGHTED AVERAGE COMMON SHARES                              114,055            97,765           107,936            98,066
                                                       ============      ============      ============      ============

CASH FROM OPERATIONS:
Net income (loss)                                      $     97,477      $   (159,180)     $    200,855      $   (129,387)
Depreciation, depletion and amortization                    129,834           335,381           442,844           625,985
Amortization of deferred loan costs                           1,538             1,081             4,854             4,496
Deferred income taxes                                        35,582           (84,627)           77,494           (81,856)
Other                                                         2,156                --             1,533                --
                                                       ------------      ------------      ------------      ------------
                                                       $    266,587      $     92,655      $    727,580      $    419,238
                                                       ============      ============      ============      ============

                               APACHE CORPORATION
                              FINANCIAL INFORMATION


                                                               FOR THE QUARTER                    FOR THE YEAR
                                                              ENDED DECEMBER 31,                 ENDED DECEMBER 31,
                                                       ------------------------------     ------------------------------
                                                           1999              1998             1999              1998
                                                       ------------      ------------     ------------      ------------
CAPITALIZED COSTS INCURRED (IN THOUSANDS):
  North America exploration and development            $    111,666      $     64,013     $    263,167      $    292,507
  International exploration and development                  45,515            73,182          146,514           248,913
  Acquisitions                                              497,445            40,156        1,391,206            58,402
  Capitalized interest                                       13,568            13,008           53,231            49,279
  Property sales                                             (5,489)            1,042         (155,226)         (141,449)




                                                       DECEMBER 31,      DECEMBER 31,
                                                          1999              1998
                                                       ------------      ------------
BALANCE SHEET DATA (IN THOUSANDS):
  Total debt                                           $  1,885,808      $  1,358,758
  Shareholders' equity                                 $  2,669,425      $  1,801,833
  Common shares outstanding at end of period                113,996            97,769